Dated as of March ____, 2012

MDB Capital Group LLC

401 Wilshire Boulevard

Santa Monica, California 90401

ClearSign Combustion Corporation

12870 Interurban Avenue South

Seattle, Washington 98168

Ladies and Gentlemen:

This agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between ClearSign Combustion Corporation, a Washington corporation (the “Company”), and MDB Capital Group LLC (“MDB”) relating to a proposed underwritten public offering of shares (the “Shares”) of the Company’s Common Stock (the “Common Stock”).

In order to induce MDB and the Company to enter into the Underwriting Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is 180 days after the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned, or any affiliated party of the undersigned, will not, without the prior written consent of the Company, directly or indirectly offer or sell in any public market on which the Common Stock of the Company is actively traded any of the Shares. This is a limited lock-up, and specifically does not prohibit the undersigned from distributing the Shares as a dividend or otherwise offering or selling the Shares in a private “off market” transaction. To the extent that it is able, but it is not a requirement, the undersigned, in connection with a distribution or private “off market” transaction effect a transfer of the Shares in such a way as to continue the Lock Up Period while in the hands of the transferee of the undersigned.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

INTEGRATED SURGICAL SYSTEMS, INC.

By:

Print Name:

Its:

Signature Page — Letter to
MDB Capital Group LLC and ClearSign Combustion Corporation